UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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BEDFORD PROPERTY INVESTORS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 1, 2003

Dear Stockholder:

The directors and officers join me in extending to you a cordial invitation to attend our annual meeting of stockholders. This meeting will be held on Thursday, May 15, 2003 at 1:00 p.m. at the Soda Activity Center at St. Mary's College, 1928 St. Mary's Road, Moraga, California. There is a map to St. Mary's College on the last page of this proxy.

Enclosed you will find the Notice of Meeting, Proxy Statement and Proxy Card. At this Meeting we are seeking to elect five directors, all of whom will be elected by the Stockholders, voting as a single class. Additionally, the Stockholders will be asked to approve the Company's 2003 Employee Stock Plan and to approve amendments to the Charter of the Company. Stockholders will also be asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the upcoming year.

Your management and Board of Directors unanimously recommend that you vote FOR all nominees for directors and FOR the other proposals.

Please take time to review and vote on each proposal. Your vote is important. Please remember to return your Proxy Card or to vote by Internet or telephone voting.

I hope to see you at the Annual Meeting.

Very truly yours,

/s/ Peter B. Bedford
PETER B. BEDFORD
Chairman of the Board and Chief Executive Officer

BEDFORD PROPERTY INVESTORS, INC.
270 Lafayette Circle
Lafayette, CA 94549

___________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 15, 2003

___________

TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders of Bedford Property Investors, Inc., a Maryland corporation (the "Company"), will be held at the Soda Activity Center at St. Mary's College, 1928 St. Mary's Road, Moraga, California, on Thursday, May 15, 2003 at 1:00 p.m., local time, to consider the following proposals:

1.	Election of five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To approve the Company's 2003 Employee Stock Plan, including 1,500,000 shares of Common Stock reserved for issuance thereunder;
3.	To approve the amendment and restatement of the Charter of the Company;
4.	To ratify the appointment by the Board of Directors of the Company's independent public accountants for the year ending December 31, 2003; and
5.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 14, 2003 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. THE PRESENCE AT THE MEETING, IN PERSON OR BY PROXY, OF STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST AT THE MEETING SHALL CONSTITUTE A QUORUM. A PROXY CARD ACCOMPANIES THIS PROXY STATEMENT. IF YOU CANNOT ATTEND THE MEETING, PLEASE (1) COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, OR (2) CALL THE 800 TOLL-FREE NUMBER LISTED ON THE PROXY CARD, OR (3) AUTHORIZE YOUR PROXY VIA THE INTERNET AS INDICATED ON THE PROXY CARD.

By Order of the Board of Directors

/s/ Dennis Klimmek DENNIS KLIMMEK
Secretary

April 1, 2003
Lafayette, California

BEDFORD PROPERTY INVESTORS, INC.
270 Lafayette Circle
Lafayette, CA 94549
___________

PROXY STATEMENT
___________

May 15, 2003
Annual Meeting of Stockholders

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors" or the "Board") of Bedford Property Investors, Inc., a Maryland corporation (the "Company"), of proxies from the holders (the "Common Stockholders") of the Company's issued and outstanding shares of Common Stock, par value $0.02 per share (the "Common Stock"), to be exercised at the Annual Meeting of Stockholders to be held on Thursday, May 15, 2003 at 1:00 p.m., local time, and at any adjournment(s) or postponement(s) of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

The purpose of the Annual Meeting is to consider and act upon the following proposals:

1.	Election of five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To approve the Company's 2003 Employee Stock Plan, including 1,500,000 shares of Common Stock reserved for issuance thereunder;
3.	To approve the amendment and restatement of the Charter of the Company;
4.	To ratify the appointment by the Board of Directors of the Company's independent public accountants for the year ending December 31, 2003; and
5.	To transact such other business as may properly be brought before the Annual Meeting.

This Proxy Statement and the enclosed Proxy Card are being mailed to the Common Stockholders on or about April 10, 2003.

The holders of record of the shares of Common Stock at the close of business on March 14, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting in relation to proposals 1, 2, 3 and 4, above, on which they will vote as a class. At the close of business on the Record Date, 16,507,622 shares of Common Stock were outstanding (the "Outstanding Stock"), each of which is entitled to cast one vote.

The presence at the Annual Meeting, in person or by proxy, of Common Stockholders holding shares entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (i.e., votes not cast by a broker or other record holder in "street" or nominee name who has returned a properly executed proxy solely because such record holder does not have discretionary authority to vote on the matter) will be counted toward the presence of a quorum. The directors (Proposal 1) will be elected by a plurality of all the votes cast at the Annual Meeting. Accordingly, abstentions as to the election of directors will have no effect on the result of the vote. The affirmative vote of a majority of all the votes cast by holders of Common Stock is necessary for approval of the Employee Stock Plan and for ratification of the appointment of independent public accountants for the fiscal year ending December 31, 2003 (Proposals 2 and 4, respectively). Abstentions as to these proposals will not be counted as votes cast and will have no effect on the result of the vote on these proposals. The affirmative vote of a majority of all the votes entitled to be cast on the matter is required for approval of the amendment and restatement of the Company's Charter (Proposal 3). As to this proposal, abstentions and broker non-votes will have the effect of voting against this proposal.

Under the Maryland General Corporation Law, the Common Stockholders will not be entitled to appraisal rights with respect to any of the proposals.

All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers and directors of the Company may also solicit proxies by telephone, facsimile or in person. Additionally, the Company may retain the services of a professional proxy solicitation firm to assist in the solicitation of proxies, at a cost of approximately $5,000 plus expenses, which would be borne by the Company.

A proxy card for use by the Common Stockholders accompanies this Proxy Statement. The shares of Common Stock represented by properly executed proxy cards will be voted at the Annual Meeting as indicated or, if no instruction is given, in favor of Proposals 1, 2, 3 and 4. The Company does not presently know of any other business that may come before the Annual Meeting. Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of the Company a duly signed revocation or proxy bearing a later date or (b) by voting in person at the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of five members. The Common Stockholders, voting as a class, have the right to elect all five members to the Board of Directors to serve until the next annual meeting of Common Stockholders and until their respective successors are duly elected and qualified.

The Board of Directors has nominated the five individuals listed below to serve as directors of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other persons for director as management may recommend in the place of such nominee. In accordance with the Company's bylaws, directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the five nominees receiving the highest number of votes will be elected. Abstentions will have no effect on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE "FOR" THE FIVE NOMINEES LISTED BELOW.

Name	Age	Business Experience During Past Five Years	Director Since
Peter B. Bedford	65

Mr. Bedford has been Chairman of the Board since May 1992 and Chief Executive Officer since November 1992. Mr. Bedford has been engaged in the commercial real estate business, primarily in the Western United States, for over 40 years and has been responsible for the acquisition, ownership, development and management of an aggregate of over 26 million square feet of industrial, office and retail properties, as well as land, in 14 states. Mr. Bedford serves on the Board of Directors of Bixby Ranch Company, a real estate investment company, and First American Title Guarantee Co., a title insurance company. Mr. Bedford is the recipient of numerous awards recognizing his contributions to the real estate industry and serves as a governor of the Urban Land Foundation. His previous experience also includes serving on the Board of Directors of the Bank of America from 1986 to 1999 and on the Board of Kaiser Aluminum & Chemical Company from 1980 to 1986. He has served as Vice Chairman of the National Realty Committee and of the Hoover Institution and as Chairman of the Real Estate Advisory Board of the Wharton School of Business. Mr. Bedford received his B.A. in Economics from Stanford University.

			1991

Anthony Downs	72	Mr. Downs is a Senior Fellow at The Brookings Institution, a non-profit policy research organization. Mr. Downs serves on the Board of Directors of General Growth Properties, Inc., a REIT, and the NAACP Legal and Educational Defense Fund, Inc., a non-profit organization. Mr. Downs received a B.A. in International Relations and Political Theory from Carleton College; an M.A. and Ph.D. in Economics from Stanford University; and an honorary doctorate from Carleton College.	1992
Anthony M. Frank	71	Mr. Frank served as Postmaster General of the United States from 1988 to 1992 and as Chairman and Chief Executive Officer of First Nationwide Bank from 1971 to 1988. During that time, he was Chairman of the Federal Home Loan Bank of San Francisco, Chairman of the California Housing Finance Agency, Chairman of Independent Bancorp of Arizona, and the first Chairman of the Federal Home Loan Mortgage Corporation Advisory Board. Currently he is founding Chairman of Belvedere Capital Partners and serves on the Board of Directors of Crescent Real Estate Equities, a REIT; Charles Schwab & Co., a brokerage firm; Temple-Inland, Inc., a forest products company; and Cotelligent, Inc., an information technology services company. Mr. Frank received a B.A. from Dartmouth College and an M.B.A. from the Tuck School of Business at Dartmouth.	1992
Thomas H. Nolan, Jr.	45	Mr. Nolan is a Principal of AEW Capital Management, L.P. (AEW), a national real estate investment adviser, and President and Senior Portfolio Manager of the AEW Partners Funds. Mr. Nolan joined AEW in 1984. Mr. Nolan's responsibilities include the oversight of investments made by certain partnerships managed by AEW. In that capacity he serves on a number of Boards of private companies and has formerly served on the Board of Directors of Crocker Trust, Inc., a REIT, and the Partnership Committee of the Taubman Realty Group L.P. Mr. Nolan earned a B.B.A. in Business Administration from the University of Massachusetts.	1995
Martin I. Zankel, Esq.	69	Mr. Zankel is Senior Principal in the law firm of Bartko, Zankel, Tarrant & Miller. In addition, Mr. Zankel has more than 40 years of experience as a real estate investor and developer, including serving as Chairman of the Board and Chief Executive Officer of Landsing Pacific Fund, Inc., a REIT (ASE); and Managing Member of ZORO, LLC, a developer of San Francisco multimedia real estate facilities. Mr. Zankel is the President Emeritus of the Board of Trustees of the Berkeley Repertory Theater and a member of the Board of Trustees of the NPR Foundation (National Public Radio). He received a B.S. in Economics from the Wharton School of Commerce and Finance at the University of Pennsylvania and a J.D. from the Hastings College of the Law at the University of California in San Francisco. Finance at the University of Pennsylvania and a J.D. from the Hastings College of the Law at the University of California in San Francisco.	1992

Compensation of Directors

Members of the Board of Directors who are not employees of the Company are currently paid an annual retainer fee of $20,000 and an additional fee of $2,500 for each Board meeting attended. Any non-employee Director attending in person a duly constituted meeting of a committee of the Board of Directors of which such Director is a member receives, in addition to any other fees to which he may be entitled, a separate meeting attendance fee equal to $1,000 for his or her attendance in person at any such committee meeting not held on the same day, the day preceding or the day following a regular or special meeting of the Board of Directors. Any non-employee member of the Board of Directors who participates in a regular or special meeting of the Board of Directors by conference telephone or similar communications equipment receives $600 for each such meeting. The Chairperson of the Audit Committee receives an additional $8,000 annually for his work on that committee and the Chairperson of the Compensation Committees receives an additional $3,000 annually for his work on that committee. Non-employee Directors are reimbursed for out-of-pocket expenses in connection with attendance at meetings. If a non-employee member of the Board of Directors travels to conduct a site inspection of a property to be acquired by the Company, such Director is paid $1,000 per day and reimbursed for related travel expenses. Non-employee Directors receive no other cash compensation for their services on behalf of the Company. Pursuant to the Company's 2002 Director's Stock Option Plan, all Directors (whether or not employed by the Company) receive annual grants of 10,000 stock options and newly elected members receive 25,000 stock options.

Committees and Meetings of the Board of Directors

The Board of Directors held four regular meetings and one special meeting during 2002. Each member of the Board of Directors attended all of the regular meetings of the Board of Directors and the committees of which he was a member during the last year. Mr. Bedford did not attend the special meeting of the Board of Directors. In addition, commencing with the September Board meeting, non-management directors have met at each Board meeting in executive session without management present, and will continue to do so at all subsequent regular meetings. The non-management directors have selected Mr. Anthony Downs to be the presiding director to lead such executive sessions of the non-management directors. Interested parties that wish to communicate directly with the presiding director should write to him at The Brookings Institution, 1775 Massachusetts Avenue, NW, Washington, DC 20036.

The Company has an Audit Committee, which currently consists of Messrs. Nolan (Chairman), Downs and Frank. The Audit Committee reviews the internal financial procedures and controls of the Company and reviews and approves the services performed and to be performed by the independent auditors of the Company during the year. The members of the Audit Committee also meet regularly with the independent auditors to review the scope and results of the annual audit, and the Committee participates in quarterly conference calls with the independent auditors at which time the auditors present their analysis of procedures and a review of the quarter results. The Audit Committee met four times during 2002.

The Company also has a Compensation Committee, which currently consists of Messrs. Zankel (Chairman), Frank and Nolan. The Compensation Committee is responsible for the administration of the Amended and Restated Employee Stock Plan. The Compensation Committee met once during 2002.

The Company also has a Nominating and Corporate Governance Committee, which currently consists of Messrs. Frank (Chairman), Downs and Nolan. The Nominating Committee and Corporate Governance is responsible for submitting nominations for the directors, elections for whom are held at the annual meeting of Stockholders and for review and implementation of policies relating to ethics, insider trading and conflicts of interest. The Nominating and Corporate Governance Committee does not consider nominees proposed by Stockholders. The Nominating and Corporate Governance Committee met twice during 2002.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2002 were Messrs. Zankel, Frank and Nolan. None of these individuals were officers or employees of the Company at any time during the year ended December 31, 2002, nor have any of these individuals ever been an officer of the Company or any of its subsidiaries. In addition, none of the executive officers of the Company served on the compensation committee of another entity or as a director of an entity that employs any of the members of the Compensation Committee.

Martin I. Zankel, a director of the Company, and his associates provided legal services to the Company for which his firm was paid, in the aggregate, $17,339 in 2002.

PROPOSAL 2
APPROVAL OF THE 2003 EMPLOYEE STOCK PLAN

 The stockholders are being asked to approve the 2003 Employee Stock Plan (the "Employee Plan"), which was adopted by the Board on March 13, 2003, subject to stockholder approval. The Employee Plan replaces the current Amended and Restated Employee Stock Plan, which expires on April 30, 2003 (the "Expiring Plan"). Of the total of 3,000,000 shares that were authorized and available for issuance under the Expiring Plan, 1,934,000 stock option grants have been issued as of March 31, 2003, of which 826,250 were cancelled, 594,500 options have been exercised, and 513,250 options are outstanding (252,000 of which are presently vested and 261,250 of which will vest or be cancelled over time). In addition, the Company has granted 787,215 shares of restricted stock under the Expiring Plan as of March 31, 2003, of which 74,628 have been cancelled, 269,367 have been transferred to employees, and 443,220 are outstanding and will vest or be cancelled over time. A total of 19,908 shares were swapped to exercise options and 47,553 shares were traded to pay payroll taxes and returned to the Expiring Plan, leaving a total of 1,247,124 shares remaining eligible for issuance under the Expiring Plan at any time prior to April 30, 2003. The Company does not anticipate issuing any of these shares under the Expiring Plan. The full text of the Employee Plan is included as Appendix 1. Below is a summary of certain key provisions of the Employee Plan, which is qualified in its entirety by reference to the text of the Employee Plan.

Description of the Employee Plan

Purpose. The overall purpose of the Employee Plan is to attract and retain the services of qualified individuals for positions of responsibility and to secure for the Company the benefits of the incentives inherent in increased ownership of Common Stock by such individuals.

 Eligibility. All officers, employees and consultants of the Company are eligible to receive awards under the Employee Plan in the form of stock options, stock appreciation rights or restricted stock ("Awards").

Shares Available for Issuance. A total of 1,500,000 shares of Common Stock are available for issuance under the Employee Plan. All shares of Common Stock underlying Awards granted pursuant to the Employee Plan, including all Awards of restricted stock granted by the Company, will be counted against the limit. If an Award lapses, expires or is otherwise forfeited without the issuance of shares, or if shares are tendered to pay the exercise price of an Award or withheld to satisfy an employee's withholding obligation with respect to an Award, the shares underlying the lapsed, expired or forfeited Award or the shares so tendered or withheld will not reduce the aggregate number of shares available for issuance under the Employee Plan. Authorized and unissued shares of Common Stock will be issued under the Employee Plan. The number of shares available for issuance will be adjusted if there is a change in the Company's capitalization, a merger, or a similar transaction.

Awards. The following types of Awards are contemplated under the Employee Plan:

Stock Options. Stock options may be either incentive stock options within the meaning of Section 422 of the Code or nonqualified stock options. The term of a stock option may not be longer than ten years, and the exercise price of an option may not be less than 85% of the fair market value of a share of Common Stock at the time of grant (100% of the fair market value in the case of incentive stock options). The exercise price of a stock option may be paid in cash, previously owned shares of Common Stock or through a broker-assisted cashless exercise procedure.

Stock Appreciation Rights. Each stock appreciation right entitles a participant to receive the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the base price of the stock appreciation right. At the discretion of the Compensation Committee, payments to an employee upon exercise of a stock appreciation right may be made in cash, shares of Common Stock or both. The Compensation Committee may grant stock appreciation rights alone or together with stock options. If a stock appreciation right is granted in tandem with a stock option, the stock appreciation right may not be exercised prior to, or later than, the time the related option could be exercised.

Restricted Stock. A share of restricted stock entitles a participant to receive a share of Common Stock at a specified vesting date, subject to vesting criteria and, in the discretion of the Compensation Committee, performance goals or other criteria.

Administration. The Compensation Committee administers the Employee Plan and has the authority to select the participants, and determine the type, number and other terms and conditions of the awards. The Compensation Committee may prescribe award agreements, establish rules and regulations for the administration of the Employee Plan, construe and interpret the terms of the Employee Plan and the award documents, and make all other decisions or interpretations as the Compensation Committee may deem necessary. The Board of Directors may modify or restrict the authority that it delegated to the Compensation Committee, reallocate the responsibilities for administering the Employment Plan or rescind its delegation to the Compensation Committee at any time.

Amendment and Termination. The Board or the Compensation Committee has the authority to amend or terminate the Employee Plan at any time, subject to stockholder approval if such approval is required by any law, regulation or rule. However, the Board may not, without stockholder approval, increase the number of shares available for issuance.

Term. Unless terminated earlier by the Board, the Employee Plan will expire on April 30, 2013. No further Awards will be granted under the Employee Plan after that date.

Stock Price. On March 14, 2003, the closing price of the Common Stock on the New York Stock Exchange was $25.22.

New Plan Benefits. Awards under the Employee Plan are authorized by the Compensation Committee in its sole discretion. For this reason it is not possible to determine the benefits or amounts that will be received by any particular employees or group of employees in the future. Grants of Awards that were made during the Company's fiscal year ended December 31, 2002 to the Company's Named Executive Officers are described elsewhere in this proxy statement. During the Company's fiscal year ended December 31, 2002, (i) 95,000 stock options and 57,500 shares of restricted stock were granted to all executive officers of the Company as a group and (ii) 24,000 stock options and 57,175 shares of restricted stock were granted to all employees of the Company as a group (excluding executive officers). Non-employee directors of the Company are not eligible to receive Awards under the Employee Plan. The Employee Plan provides that Awards covering no more than 150,000 shares of Common Stock may be granted to an eligible participant in any fiscal year.

Federal Income Tax Consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option has no immediate federal income tax effect. The employee will not recognize taxable income and the Company will not receive a tax deduction. In general, when the employee exercises the option, the employee will recognize ordinary income and the Company will receive a tax deduction, in each case measured by the difference between the exercise price and the fair market value of the shares on the date of exercise. When the employee sells Common Stock obtained from exercising a stock option, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).

Incentive Stock Options. When an employee is granted an incentive stock option, or when the employee exercises the option, the employee will generally not recognize taxable income (except for purposes of the alternative minimum tax) and the Company will not receive a tax deduction. If the employee holds the shares of Common Stock for at least two years from the date of grant and one year from the date of exercise, any gain or loss upon a subsequent disposition of the shares will be treated as long-term capital gain or loss.

Stock Appreciation Rights. When an employee is granted a stock appreciation right, the employee will generally not recognize taxable income and the Company will not receive a tax deduction. When the employee exercises the stock appreciation right, the employee will recognize ordinary income and the Company will receive a tax deduction equal to the value of the cash or stock paid to the employee in settlement of the stock appreciation right.

Restricted Stock. When an employee is granted restricted stock, the employee will generally not recognize taxable income and the Company will not receive a tax deduction. Upon the lapse of the risk of forfeiture or restrictions on transferability applicable to the Common Stock comprising the Award of restricted stock, the employee will be taxed at ordinary income rates on the then fair market value of the Common Stock and a corresponding deduction will be allowable to the Company (subject to Section 162(m) of the Internal Revenue Code). When the employee subsequently sells the Common Stock underlying the Award of restricted stock, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held).

Vote Required; Recommendation of the Board of Directors

The Board believes that approving the 2003 Employee Stock Plan will provide the Company with equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of its business, and more fully align the interests of management with those of the public shareholders. The affirmative vote of a majority of all the votes cast by holders of Common Stock is necessary for approval of the 2003 Employee Stock Plan. Abstentions as to this proposal will not be counted as votes cast and will have no effect on the result of the vote on this proposal. The 2003 Employee Stock Plan will become effective upon approval by the Common Stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE 2003 EMPLOYEE STOCK PLAN. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

PROPOSAL 3
APPROVAL OF AMENDED AND RESTATED CHARTER

Reasons for Amending and Restating the Charter

The Board of Directors deems it advisable for the Company to amend and restate its existing Charter for the following three reasons:

First, the Company's existing Charter currently contains a provision that limits ownership of the Common Stock to 5% (except that Peter Bedford may own up to 15% of the outstanding Common Stock) and limits ownership of the Company's capital stock to 5% of the value of the aggregate outstanding capital stock of the Company. In the event that a person's stock ownership exceeds either of these limitations, the Charter allows the Board of Directors to exempt such person from the applicable limitation on a case-by-case basis. The Charter also contains a provision that authorizes the Board of Directors to increase the percentage of these limitations from time to time. The Company originally adopted the 5% limitation to protect its REIT status. Under the Internal Revenue Code, in order for a company to continue to qualify as a REIT, no more than 50% of its shares may be held by five or fewer individuals. At the time that the 5% provision was put into the Company's Charter, Peter Bedford owned approximately 13% of the Company's diluted capital stock and AEW Partners owned approximately 58%. Since that time, AEW has sold its entire position, and Peter Bedford's ownership has declined to 6.9%. Accordingly, the Company is no longer at risk that the acquisition of 5% of its stock by a few individuals will jeopardize its REIT qualification. The Company believes that relaxing this limitation from 5% to 9.8% will enhance trading in its Common Stock by large institutional investors, while at the same time preserving the necessary safeguards to prevent such trading from jeopardizing its REIT status under the "five or fewer" test. Accordingly, the Board of Directors recommends increasing each of the Common Stock limitation and the capital stock limitation from 5% to 9.8% in connection with the amendment and restatement of the Charter.

Second, the Company's existing Charter currently sets forth the rights and preferences of the Company's Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"). As of the date of this Proxy Statement, all of the issued shares of the Series A Preferred Stock have been converted into Common Stock and are no longer outstanding. The Board of Directors recommends that the Company amend and restate the Charter to reflect the current capital structure of the Company by deleting the provisions relating to the Series A Preferred Stock. As a result of this proposed change, the authorized capital of the Company will decrease from 70 million shares (consisting of 50 million shares of Common Stock, 10 million shares of blank check Preferred Stock and 10 million shares of Series A Preferred Stock) to 60 million shares (consisting of 50 million shares of Common Stock and 10 million shares of blank check Preferred Stock).

Third, since the Company adopted its existing Charter in 1993, the Company has filed six different amendments to the Charter. As a result of these separate amendments, it has become cumbersome for a reader to follow the provisions of the Charter. To resolve this problem, the Board of Directors recommends that the Company adopt an Amended and Restated Charter that incorporates and consolidates all the prior amendments to the Charter.

In addition to the recommended changes described above, the Amended and Restated Charter will also include minor technical corrections (such as conforming defined terms and adding editorial clarifications) that will not involve any substantive changes to the existing provisions of the Charter.

A draft of the proposed Amended and Restated Charter is attached as Appendix 2 to this Proxy Statement. We urge you to read the text of the Amended and Restated Charter in its entirety. The foregoing description of the proposed changes to the Charter is only a general summary and is qualified in its entirety by reference to Appendix 2.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of the Company's capital stock entitled to vote at the Annual Meeting is required to approve the proposed Amended and Restated Charter. If the Stockholders vote in favor of this proposal, the Amended and Restated Charter will become effective upon its filing with the Department of Assessments and Taxation of the State of Maryland. We expect to make this filing as promptly as practicable after obtaining the requisite Stockholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF THE CHARTER. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

KPMG LLP, Certified Public Accountants, served as independent accountants of the Company for the fiscal year ended December 31, 2002. The Board of Directors, acting upon the recommendation of its Audit Committee, has appointed PricewaterhouseCoopers LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2003. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from the Common Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

INFORMATION REGARDING EXECUTIVE OFFICERS

Executive Officers of the Company

The following persons serve as executive officers of the Company:

Name	Age	Business Experience During Past Five Years	Officer Since
Peter B. Bedford	65

Mr. Bedford has been Chairman of the Board since May 1992 and Chief Executive Officer since November 1992. Mr. Bedford has been engaged in the commercial real estate business, primarily in the Western United States, for over 40 years and has been responsible for the acquisition, ownership, development and management of an aggregate of over 26 million square feet of industrial, office and retail properties, as well as land, in 14 states. Mr. Bedford serves on the Board of Directors of Bixby Ranch Company, a real estate investment company, and First American Title Guarantee Co., a title insurance company. Mr. Bedford is the recipient of numerous awards recognizing his contributions to the real estate industry and serves as a governor of the Urban Land Foundation. His previous experience also includes serving on the Board of Directors of the Bank of America from 1986 to 1999 and on the Board of Kaiser Aluminum & Chemical Company from 1980 to 1986. He has served as Vice Chairman of the National Realty Committee and of the Hoover Institution and as Chairman of the Real Estate Advisory Board of the Wharton School of Business. Mr. Bedford received his B.A. in Economics from Stanford University.

			1992
James R. Moore	62

Mr. Moore has been the Company's President since March 13, 2003 and Chief Operating Officer since January 1998 and joined the Company in September 1995. From September 1995 to June 1997, Mr. Moore was Vice President of Property/Asset Management. From June 1997 to January 1998, Mr. Moore was Senior Vice President of Property/Asset Management. From January 1998 to March 2003, Mr. Moore was Executive Vice President of Property/Asset Management. From 1983 to 1994, he was Managing Director of the San Francisco office of Cushman and Wakefield, an international commercial real estate services firm. Mr. Moore was also a branch manager and commercial real estate broker at Cushman and Wakefield. He served on the Board of Trustees of The Lindsay Museum from 1984 to 1999. Mr. Moore has the CCIM designation and has lectured at the University of San Francisco and San Francisco State University. He served as an officer in the United States Marine Corps and received a B.A. in History from the University of California at Berkeley, an M.B.A. from the University of San Francisco and a Doctorate in Business Administration from Golden Gate University.

			1995

Hanh Kihara	55

Ms. Kihara has been Senior Vice President and Chief Financial Officer of the Company since January 1999. From May 1993 to January 1999, Ms. Kihara served as Vice President and Controller of the Company. Prior to joining the Company, she was Controller and Assistant Controller of Bedford Properties Holdings, Ltd., a company wholly owned by Mr. Bedford (BPHL), from 1990 to 1993. From 1986 to 1990, Ms. Kihara was a Manager at Armstrong, Gilmour and Associates, a certified public accounting firm. Ms. Kihara has been a certified public accountant since 1989. Ms. Kihara received a B.S. in Administration and Accounting from California State University of Hayward.

1993
Dennis Klimmek	58

Mr. Klimmek has been Executive Vice President of the Company since March 13, 2003, Secretary of the Company since January 1998, and General Counsel since December 1998 and an employee of the Company since September 2002. From September 2002 to March 2003, Mr. Klimmek was Senior Vice President of the Company. From October 1997 through August 2002 he was Vice President and an employee of Bedford Acquisitions, Inc., a company wholly owned by Peter Bedford. From 1992 to 1997, Mr. Klimmek served as Vice President and General Counsel of Kemper Real Estate Management Company and its affiliated real estate companies, which included real estate development, management and home building companies. From 1986 to 1992, he was Vice President and General Counsel of BPHL. Mr. Klimmek has been a member of the California Bar since 1974. He received a B.S. in Business Administration from Pepperdine University, a M.S. in Engineering from the University of Southern California and a J.D. from Loyola University.

		1997
Stephen M. Silla	51

Mr. Silla has been Senior Vice President, Acquisitions, of the Company since December, 1998 and an employee of the Company since September 2002. From December 1998 through August 2002 he was Vice President and an employee of Bedford Acquisitions, Inc., a company wholly owned by Peter Bedford. From 1992 to 1998, Mr. Silla served as Vice President and General Manager for Kemper Real Estate Management Company and ZKS Real Estate Partners, both of which were affiliates of Zurich/Kemper Life Insurance, where he was responsible for development, leasing and sales of all of Zurich/Kemper's real estate in Hawaii. From 1986 to 1992, Mr. Silla was Vice President and Regional Manager of BPHL in Southern California and Hawaii. From 1990 to 1991, he served on the Board of Directors of the Rancho California Water District. He received a B. S. in Engineering from the University of California, Davis and an MBA from St. Mary's College.

		1998

Compensation of Named Executive Officers

The following table sets forth information regarding compensation paid by the Company for services rendered during the past three fiscal years for the Chief Executive Officer and the four next most highly compensated executive officers of the Company who were employed by the Company as of December 31, 2002 (collectively, the "Named Executive Officers").

Summary Compensation Table

	Annual Compensation				Long-Term Compensation

Name and Principal Position	Year	Salary	Bonus		Restricted Stock Awards (1)	Options		All Other Compensation (2)

Peter B. Bedford Chief Executive Officer	2002 2001 2000	$200,000 200,000 175,000	$200,000 200,000 200,000	(5) (5)	$404,550 388,125 403,144	10,000 20,000 10,000 20,000 10,000 20,000	(3) (4) (3) (3) (4) (4)	$15,726 14,601 14,583

James R. Moore, Jr. Executive Vice President and Chief Operating Officer	2002 2001 2000	190,000 190,000 175,000	252,000 200,000 175,000	(6) (6)	209,250 194,063 204,848	15,000 15,000 15,000	(4) (4) (4)	15,726 14,601 14,583

Hanh Kihara Senior Vice President and Chief Financial Officer	2002 2001 2000	175,000 175,000 150,000	145,000 140,000 150,000		151,125 145,547 140,491	15,000 15,000 15,000	(4) (4) (4)	15,726 14,601 14,583

Dennis Klimmek Senior Vice President, General Counsel and Secretary	2002 2001 2000	175,000 175,000 175,000	155,000 152,500 175,000	(7)	151,125 145,547 172,648	15,000 15,000 15,000	(4) (4) (4)	15,726 14,601 14,583

Stephen M. Silla Senior Vice President, Acquisitions	2002 2001 2000	175,000 175,000 150,000	135,000 120,000 150,000		151,125 145,547 102,750	15,000 15,000 15,000	(4) (4) (4)	15,126 14,001 13,983

(1)

Valued using the average of the high and low price of the Common Stock on the date of grant. Restricted stock vests 13% each anniversary of the date of grant for the first four years following the date of the grant, with the remaining 48% vesting on the fifth anniversary of the grant. The aggregate restricted stock held by the Named Executive Officers as of December 31, 2002 and the aggregate cash value of those shares based on the average price of the Common Stock on the date of the respective grants were as follows: Mr. Bedford 81,429 shares/$1,577,310; Mr. Moore 46,946 shares/$895,248; Ms. Kihara 34,463 shares/$657,113; Mr. Klimmek 31,656 shares/$602,905; and Mr. Silla 24,053 shares/$470,517. The Named Executive Officers are paid dividends on their holdings of restricted stock.

(2)

Includes auto allowance (in an aggregate amount of $32,400 for 2002, 2001 and 2000), premiums paid by the Company for term life insurance (in an aggregate amount of $630 for 2002 and 2001, and $540 for 2000) and matching contributions under the Company's 401(k) Plan (in an aggregate amount of $45,000 for 2002, and $39,375 for 2001 and 2000).

(3)	Represents stock options granted pursuant to the Director's Plan, which options vest and become exercisable six months after the date of grant.

(4)	Represents stock options granted pursuant to the Employee Plan.
(5)

56% of Mr. Bedford's 2001 bonus and 50% of his 2000 bonus were paid by Bedford Acquisitions, Inc., a California corporation wholly owned by Mr. Bedford. Through June 30, 2002, the Company engaged Bedford Acquisitions, Inc. to perform acquisition, disposition, financing and development services for the Company. Effective July 1, 2002, the Company terminated its agreement with Bedford Acquisitions, Inc. and hired its former employees. See "Certain Relationships and Related Transactions."

(6)

56% of Mr. Moore's 2001 bonus and 50% of his 2000 bonus was paid by Bedford Acquisitions, Inc., a California corporation wholly owned by Mr. Bedford. Through June 30, 2002, the Company engaged Bedford Acquisitions, Inc. to perform acquisition, disposition, financing and development services for the Company. Effective July 1, 2002, the Company terminated its agreement with Bedford Acquisitions, Inc. and hired its former employees. See "Certain Relationships and Related Transactions."

(7)

Two-thirds of Mr. Klimmek's 2002 bonus was paid by Bedford Acquisitions, Inc., a California corporation wholly owned by Mr. Bedford. Through June 30, 2002, the Company engaged Bedford Acquisitions, Inc. to perform acquisition, disposition, financing and development services for the Company. Effective July 1, 2002, the Company terminated its agreement with Bedford Acquisitions, Inc. and hired its former employees. See "Certain Relationships and Related Transactions."

Option Grants

The following table sets forth certain information concerning options granted during 2002 to the Named Executive Officers.

	Option Grants in 2002
	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	5%	10%
Peter B. Bedford	10,000 (2) 20,000 (3)	N/A 16.8%	$ 26.58 26.58	11/16/2012 5/16/2012	$ 177,941 334,320	$ 457,549 847,233
James R. Moore, Jr.	15,000 (3)	12.6	26.58	5/16/2012	250,740	635,425
Hanh Kihara	15,000 (3)	12.6	26.58	5/16/2012	250,740	635,425
Dennis Klimmek	15,000 (3)	12.6	26.58	5/16/2012	250,740	635,425
Stephen M. Silla	15,000 (3)	12.6	26.58	5/16/2012	250,740	635,425

(1)

Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates for appreciation only, based on SEC rules, and do not represent the Company's estimate or projection of the price of the Company's stock in the future. Actual gains, if any, on stock option exercises depend upon the actual future performance of the Common Stock and the continued employment of the option holders throughout the vesting period. Accordingly, the potential realizable values set forth in this table may not be achieved.

(2)	Represents stock options granted pursuant to the Director's Plan, which options vest and become exercisable six months after the date of grant.
(3)	Represents stock options granted pursuant to the Employee Plan in 2002.

Aggregate Option Exercises in 2002 and Values at Year-End 2002

The following table sets forth information regarding the number of shares acquired and value realized for options exercised by the Named Executive Officers during the year ended December 31, 2002 and the number and aggregate dollar value of unexercised options held at the end of 2002.

Aggregated Option/SAR Exercises in
Last Fiscal Year and Year-End Option/SAR Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Year-End (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter B. Bedford	-	-	162,500	45,000	$ 1,100,250	$ 183,825
James R. Moore	-	-	48,750	33,750	321,300	137,869
Hanh Kihara	-	-	33,750	33,750	246,363	137,869
Dennis Klimmek	-	-	66,250	33,750	416,331	137,869
Stephen M. Silla	-	-	11,250	33,750	85,519	137,869

___________
(1)	For all unexercised in-the-money options, the values are based upon the fair market value of the Common Stock at December 31, 2002 of $25.85 per share (being the average of the high and low price on the last trading day before that date), which is the last transaction in the Common Stock on the New York Stock Exchange on that date.

Employment Agreement with Peter B. Bedford

On February 16, 1993, the Company entered into an employment agreement with Mr. Bedford, Chairman and Chief Executive Officer, and amended the agreement on September 18, 1995. Pursuant to the amended employment agreement, Mr. Bedford agreed to serve as Chairman and Chief Executive Officer of the Company until the agreement's expiration on September 18, 2002. On September 18, 2002, the agreement was automatically renewed for an additional one-year term ending September 18, 2003, after which time the agreement will be extended for successive one year terms until either party gives the other notice of non-renewal. Under the employment agreement, the Company agrees to pay Mr. Bedford a salary of not less than $150,000 per annum, plus automobile and parking allowances. The amended employment agreement provides that the Company will pay Mr. Bedford a severance payment equal to his base salary in the event that his employment is terminated by the Company without cause or Mr. Bedford resigns following a change in control of the Company. The agreement defines a "change of control" as a transaction not approved by a majority of the Board that results in the acquisition by any person of 35% of the voting stock of the Company, other than persons who had such voting control at the time the agreement was originally entered into.

Retention Agreements

The Company has entered into retention agreements ("Retention Agreements") with Mr. Bedford, Mr. Moore, Mr. Silla, Ms. Kihara, Mr. Klimmek and one other officer providing for certain cash payments in the event of an executive's termination of employment following a change in control of the Company. For purposes of the Retention Agreements, a "change in control" is defined as (i) the acquisition by any person of 30% or more of the combined voting power of the Company (with certain exceptions), (ii) a change in 50% of the membership of the Board during any consecutive two-year period, where new members of the Board were not approved by members at the beginning of the period or by other members so approved, (iii) the occurrence of a reorganization, merger, consolidation or other transaction after which the stockholders of the Company immediately prior to the transaction do not, immediately following the transaction, own more than 50% of the combined voting power of the Company or (iv) a sale, liquidation or distribution of all or substantially all of the assets of the Company. Mr. Bedford may elect to receive termination payment under his Retention Agreement or his Employment Agreement but not both.

In the event of an Involuntary Termination (as defined in the Retention Agreements) of a participating executive within two years following a change in control, such executive will be entitled to receive a cash payment equal to the sum of the executive's salary plus their average bonus received over the prior three years, except in the case of Mr. Bedford, in which case the payment is three times the sum of his salary and average bonus. Any severance payable under an executive's Retention Agreement will be reduced by any amount of severance payable to such executive under any other plan, arrangement or agreement under which the executive is entitled to receive cash severance payments. In addition, the participating executive will be entitled to receive a pro rata bonus for the year in which the Involuntary Termination occurs.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview

During 2002 the members of the Compensation Committee were Messrs. Zankel, Nolan and Frank. The Compensation Committee is responsible for the general compensation policies of the Company, and in particular is responsible for setting and administering the policies that govern executive compensation. The Compensation Committee evaluates the performance of management and determines the compensation levels for all executive officers.

The primary objectives of the Company's compensation policies and programs are (i) to attract and retain key executives, (ii) to reward performance by these executives that benefits the Stockholders and (iii) to align the financial interests of the Company's executive officers directly with those of the Stockholders. The primary elements of executive officer compensation are base salary, annual cash bonus, and stock option and restricted stock awards. The salary is based on factors such as related experience, level of responsibility, and comparison to similar positions in comparable companies. The annual cash bonuses are based on the Company's performance measured against attainment of financial and other objectives set at the beginning of the year, and on individual performance. Stock option and restricted stock awards are intended to align the executive officer's interest with those of the Stockholders, and are determined based on the executive officer's level of responsibility, number of options or shares previously granted, and contributions toward achieving the goals and objectives of the Company. Additional information on each of these compensation elements follows.

Salaries

Base salaries for the executive officers are adjusted annually, following a review and recommendation to the Committee by the Chairman and Chief Executive Officer of the Company. In completing the review, performance of the individual with respect to specific objectives is evaluated, as are increases in responsibility and salaries for similar positions in the industry. Comparisons are made to the total compensation packages of other publicly traded office and industrial real estate investment trusts. These comparisons are completed through a review of various public filings as well as through a review of the results of the REIT Executive Compensation Survey sponsored by the National Association of Real Estate Investment Trusts (NAREIT) and other industry compensation surveys. When all reviews are completed, the CEO makes a recommendation to the Compensation Committee which takes such recommendation into consideration, along with other information, in making a final determination.

With respect to the CEO, the Compensation Committee considers a number of factors in setting his compensation, the most important of which are the level of compensation paid to chief executive officers of other similarly situated real estate investment trusts, the success of the Company's recent acquisition and development of new properties, and his importance to the Company's efforts to raise capital in the public markets. The current base salary for Mr. Bedford, the Company's CEO, is less than the average for chief executive officers of similar real estate investment trusts. However, his total compensation is deemed appropriate in view of the restricted stock and the stock options he holds.

Annual Bonuses

Annual bonuses are awarded on a discretionary basis and reflect both Company and individual performance. The Compensation Committee considers numerous qualitative and quantitative factors in determining these bonus awards, including the success of the Company's acquisition and sale programs, the amount of financings obtained by the Company, the completion of development projects, the amount of shares repurchased, and the growth in the Company's funds from operations.

Stock Option Awards

Stock options are an integral part of each executive officer's compensation and are utilized by the Company to provide an incentive to the officer, and to align the interests of the executive with those of the Stockholders by providing him or her with a financial interest in the Company. Options granted by the Compensation Committee under the Company's Amended and Restated Employee Stock Plan are made at fair market value on the date of the grant, vest over various time periods of up to four years and expire after ten years. In making grants, the Compensation Committee takes into account the executive officer's contributions to the Company, scope of responsibilities, salary and the number of options previously granted. In 2002 the Company granted 119,000 options to employees.

Restricted Stock Awards

A share of restricted stock entitles a participant to receive a share of common stock at a specified vesting date, subject to vesting criteria, and, in the discretion of the Compensation Committee performance criteria. All restricted stock granted prior to 1999, except for restricted stock granted to Mr. Klimmek in 1998 and January of 1999 under the terms of his prior employment agreement, will fully vest five years from the date granted. In the case of the restricted stock granted to Mr. Klimmek in 1998 and January of 1999, 20% of that restricted stock vests annually on each anniversary of the grant. Restricted stock granted in 1999 and thereafter vests at the rate of 13% per year on each anniversary of the grant. On the fifth anniversary of the grant, the remaining 48% of the stock will vest, provided the recipient remains an employee of the Company on that date. Much like stock options, restricted stock awards are utilized by the Company to provide an incentive to the employee, and to align the interests of the employee with those of the Stockholders by providing the employee with a financial interest in the Company. As awards for 2002 performance, the Company issued 114,675 shares of restricted stock.

Section 162(m)

The Company intends that compensation paid to its executive officers will be deductible under Section 162(m) of the Internal Revenue Code.

Respectfully submitted,
THE COMPENSATION COMMITTEE

Martin I. Zankel (Chairman)
Anthony M. Frank
Thomas H. Nolan, Jr.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and any person who owns more than ten percent of a registered class of the Company's equity securities, to file reports of securities ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of copies of such reports furnished to the Company, the absence of a Form 3 or Form 5 or written representations that no Form 5 was required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent stockholders during the fiscal year ended December 31, 2002 were satisfied.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent and financially literate as required by the New York Stock Exchange's listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter, as revised and approved at the December 12, 2002 meeting of the Board of Directors, is attached to this Proxy Statement as Appendix 3.

Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent accountants, KPMG LLP, to review and discuss the December 31, 2002 financial statements. The Audit Committee also discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including KPMG LLP's judgment about the quality, rather than just the acceptability, of the Company's accounting principles and underlying estimates in its financial statements. The Audit Committee also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG LLP the firm's independence.

Based upon the Audit Committee's discussions with management and KPMG LLP, and the Audit Committee's review of the representations of management and KPMG LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

Audit Fees

The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the year ended December 31, 2002, and the reviews of the condensed financial statements included in our quarterly reports on Forms 10-Q for the year ended December 31, 2002, were $133,500. The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the year ended December 31, 2001, and the reviews of the condensed financial statements included in our quarterly reports on Forms 10-Q for the year ended December 31, 2001, were $115,600.

Audit-Related Fees

The aggregate fees billed for audit-related services rendered by KPMG LLP were $5,500 for the year ended December 31, 2002 and $5,900 for the year ended December 31, 2001. These services were for consultation on financial accounting standards for 2002 and for 2001. The audit committee approved these audit-related services in 2002.

Tax Fees

The aggregate fees billed for tax services rendered by KPMG LLP were $54,125 for the year ended December 31, 2002 and $43,200 for the year ended December 31, 2001. These services included the preparation of the Company's consolidated federal, multi-state tax returns and the annual review of earnings and profits for the characterization of dividends between ordinary income, capital gains or return of capital for 2002 and for 2001. The audit committee approved these tax services in 2002.

Financial Information Systems Design and Implementation Fees

KPMG LLP did not render any information technology services to the Company during the year ended December 31, 2002.

All Other Fees

The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit and tax services rendered by KPMG LLP during the year ended December 31, 2002, were $15,200. The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit and tax services rendered by KPMG LLP during the year ended December 31, 2001 were $15,895. The Audit Committee has considered whether the other non-audit services are compatible with maintaining the auditor's independence.

Pre-Approval of Services

The Audit Committee's current practice is to pre-approve all audit services and all permitted non-audit services to be provided to the Company by its independent auditor; provided, however, that pre-approval for non-audit services would not be required if such services (1) do not aggregate to more than 5% of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

Respectfully submitted,
THE AUDIT COMMITTEE

Thomas H. Nolan, Jr. (Chairman)
Anthony Downs
Anthony M. Frank

CHANGE IN ACCOUNTANTS

On March 13, 2003, upon the recommendation of the Audit Committee and the approval of the Board of Directors, the Company appointed PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as the Company's independent accountants for the year ending December 31, 2003. Prior to appointing PricewaterhouseCoopers, KPMG LLP (KPMG) had served as the Company's independent accountants, including for the year ended December 31, 2002. The Company dismissed KPMG as the Company's independent accountants on the date that it appointed PricewaterhouseCoopers.

The reports of KPMG on the Company's financial statements for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report on the Company's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years ended December 31, 2001 included in the 2001 annual report on Form 10-K/A contained a separate paragraph stating that the consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the three-year period ended December 31, 2001 were restated.  During the two most recent fiscal years and through the date of KPMG's dismissal, the Company did not have any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to KPMG's satisfaction, would have caused KPMG to make a reference to the subject matter of the disagreement in connection with its report on the Company's financial statements for such periods.

During the Company's two most recent fiscal years and during the subsequent interim period preceding the date of KPMG's dismissal, KPMG did not:

  advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;
  advise the Company that information had come to KPMG's attention that had led it to no longer be able to rely on management's representations or that had made it unwilling to be associated with the financial statements prepared by management;
  advise the Company of the need to expand significantly the scope of its audit, or that information had come to KPMG's attention that if further investigated would:
–	materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that would prevent it from rendering an unqualified audit report on those financial statements), or
–	cause KPMG to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to KPMG's dismissal, or for any other reason, KPMG did not so expand the scope of its audit or conduct such further investigation; or

  advise the Company that information had come to KPMG's attention that it had concluded materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to KPMG's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to KPMG's dismissal, or for any other reason, the issue had not been resolved to KPMG's satisfaction prior to its dismissal.

Each the events listed above is referred to as a "reportable event".

During the Company's two most recent fiscal years and during the subsequent interim period preceding the date of PricewaterhouseCooper's appointment, the Company did not consult PricewaterhouseCoopers regarding:

  either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
  any matter that was either the subject of a disagreement or a reportable event described above.

The Company has asked KPMG to provide the Company with a letter, addressed to the Securities and Exchange Commission, stating whether KPMG agrees with the foregoing statements relating to KPMG. A copy of this letter is attached as Exhibit 16.1 to the current report on Form 8-K that the Company filed with the Commission on March 20, 2003.

Stock Price Performance Graph

The following line graph illustrates a five-year comparison of the cumulative total stockholder return on the Common Stock against the cumulative total return of the Standard & Poor's 500 Composite Stock Index and the SNL Securities Corporate Performance Index Value of all publicly-traded real estate investment trusts ("REITs") holding greater than a 75% equity interest in their REIT-qualifying assets. The graph assumes that $100 was invested on December 31, 1997 in the Common Stock and the indices, and that all dividends were reinvested throughout the period.

Five-Year Cumulative Total Stockholder Return

	Period Ending
Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Bedford Property Investors, Inc.	100.00	82.98	92.04	119.81	145.77	179.59
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
SNL All Equity REITs	100.00	82.74	78.25	98.50	112.10	116.53

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, for each of the Company's existing equity compensation plans, the number of shares of Common Stock issuable upon exercise of outstanding options, the weighted-average exercise price of the outstanding options and the number of shares of Common Stock remaining available for issuance under such plan as of the end of fiscal year 2002.

Equity Compensation Plan	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan
Amended and Restated 1993 Employee Stock Plan (1)	538,250	$20.47	1,318,458
Amended and Restated 1992 Directors' Stock Option Plan (2)	200,000	$18.32	--
2002 Directors' Stock Option Plan	50,000	$26.58	700,000

Total	788,250	$20.31	2,018,458

(1)

The Amended and Restated 1993 Employee Stock Plan will expire on April 30, 2003. As described in "Proposal 2" of this Proxy Statement, the Board of Directors is proposing that the Company replace the expiring 1993 plan with the 2003 Employee Stock Plan. If the stockholders vote in favor of such proposal, the new 2003 plan will become effective and 1,500,000 shares of Common Stock will be available for issuance under the plan.

(2)

The Amended and Restated 1992 Directors' Stock Option Plan expired on May 19, 2002. The shares in this table reflect the authorized but unissued shares remaining under the plan on the date of expiration. There are no securities remaining available for future issuance under this expired plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 18, 2003, with respect to each of the directors, each of the Named Executive Officers and each person who is known by the Company to own beneficially more than 5% of the shares of its Common Stock, and with respect to shares of Common Stock owned beneficially by all directors and officers of the Company as a group.

Name and Address *	Number of Shares Beneficially Owned		Percent of Class
Peter B. Bedford	1,173,943	(1)	6.86%
T. Rowe Price Associates, Inc.	1,323,800	(2)	7.74%
Anthony Downs	84,852	(3)	**
Anthony M. Frank	79,534	(4)	**
Martin I. Zankel	106,915	(5)	**
Thomas H. Nolan, Jr.	20,000	(6)	**
James R. Moore	167,210	(5)	**
Hanh Kihara	112,337	(7)	**
Dennis Klimmek	117,303	(8)	**
Stephen M. Silla	63,473	(9)	**
All directors and officers as a group (16 persons)	2,187,047	(10)	12.78%

___________

*       The address of each person listed on the table is 270 Lafayette Circle, Lafayette, California 94549.
**     Less than 1%.

(1)

Includes 140,000 shares owned by Mr. Bedford's children (as to which Mr. Bedford has sole voting power and may be deemed to be the beneficial owner), 2,790 shares held in trust for Mr. Bedford's grandchildren, and 177,500 shares of Common Stock subject to options which are currently exercisable or will become exercisable within 60 days of March 18, 2003.

(2)

These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)	Includes 40,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2003.
(4)	Includes 70,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2003.
(5)	Includes 60,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2003.
(6)	Includes 20,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2003.
(7)	Includes 45,000 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2003.
(8)	Includes 52,500 shares subject to options which are currently exercisable or will become exercisable within 60 days of March 18, 2003.
(9)	Includes 22,500 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2003.
(10)	Includes 576,750 shares subject to options that are currently exercisable or will become exercisable within 60 days of March 18, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Funding of Acquisitions, Dispositions and Development Costs

Through June 30, 2002, the Company's activities relating to the acquisition of new properties, sales of real estate, development of real property, and financing arrangements were previously performed by Bedford Acquisitions, Inc. ("BAI"), a corporation wholly-owned by Mr. Peter Bedford, our Chairman of the Board and Chief Executive Officer. BAI's services were used for the Company's acquisition, disposition, financing and development activities because the Company incurred expenses related only to those transactions that were successfully completed.

The arrangement with BAI provided that it earned a success fee in an amount equal to 1½% of the purchase price of property acquisitions, 1½% of the sale price of dispositions, up to 1½% of the amount of any loans secured (less third-party commissions), and up to 7% of the development costs incurred. The total amount of such fees payable to BAI by the Company was limited to the lesser of: (i) the aggregate amount of such fees earned, or (ii) the aggregate amount of approved expenses incurred by BAI through the time of such acquisition, disposition, financing or development activity not to exceed actual costs. Effective July 1, 2002, the Company terminated the agreement with BAI and hired its former employees.

BAI fees incurred and reported as capitalized costs during the period from October 1, 1997 through March 31, 2002 have been restated as expenses in the financial statements for all prior periods to the extent that such fees did not represent payments to BAI for direct and incremental development costs or independent third party costs incurred by BAI on behalf of the Company.

For the years ended December 31, 2002, 2001, and 2000, the Company paid BAI an aggregate amount of approximately $2,375,000, $2,816,000, and $2,431,000, respectively, for acquisition, disposition, financing, and development activities performed pursuant to this contractual arrangement. As of December 31, 2001 and 2000, the Company had an accrued liability of $1,945,000 and $866,000, respectively, for fees earned by BAI in excess of the amounts paid to BAI by the Company under the agreement. As of December 31, 2002, the Company had a receivable of $590,000 for fees paid to BAI in excess of approved expenses as of the date the agreement was terminated. BAI paid this receivable in January 2003. The Company does not currently contemplate that there will be other financial transactions or payments between the Company and BAI going forward. The Company believes that the fees charged under the foregoing arrangements were comparable to those charged by other real estate service entities or other third party service providers under similar arrangements.

Other Transactions

Martin I. Zankel, a member of the Board of Directors of the Company, and his associates provide legal services to the Company for which his firm was paid, in the aggregate, $17,339 in 2002.

Indebtedness of Management

In September 1995, the Company established a Management Stock Acquisition program, which program was modified by the Board in 1999. Under the program, prior to June 30, 2002, options exercised by key members of management could have been exercised and paid for with a note payable to the Company. Each note is due the earlier of nine years and nine months after the date of the option grant or within ninety days from termination of employment, with interest payable quarterly. Mr. Bedford, Mr. Moore and Ms. Kihara, each of whom are executive officers of the Company, have exercised options in the aggregate for 85,000, 5,000 and 12,750 shares of Common Stock, respectively, in exchange for notes totaling $1,081,300, $88,125 and $149,625, respectively. All of the notes are payable to the Company, bear interest at 7.5% per annum, are full recourse and are secured in part by a pledge to the Company of the Common Stock. As of February 28, 2003, $672,253, $83,253 and $94,235, was the principal amount outstanding, respectively, under the notes owed by Mr. Bedford, Mr. Moore and Ms. Kihara. In accordance with the Sarbanes-Oxley Act of 2002, which prohibits loans to directors and executive officers, the Company will no longer allow options to be exercised with a recourse note.

OTHER INFORMATION

Annual Report

A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002 may be obtained, without charge, by writing to Hanh Kihara, Chief Financial Officer, Bedford Property Investors, Inc., 270 Lafayette Circle, Lafayette, CA 94549.

Delivery of Documents to Stockholders Sharing an Address

In some cases, only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. To request a separate delivery of these materials now or in the future, a stockholder may submit a written request to Investor Relations, Bedford Property Investors, Inc., 270 Lafayette Circle, Lafayette, CA 94549, or an oral request by calling our Investor Relations group at (925) 283-8910. Additionally, stockholders who are presently sharing an address and receiving multiple copies of either the Proxy Statement or the Annual Report and who would rather receive a single copy of such materials may instruct the Company accordingly by directing their request in the manner provided above.

OTHER MATTERS

The Board of Directors knows of no matter to be presented at the Annual Meeting other than those set forth in the Notice of Meeting and described in this Proxy Statement. If, however, any other business should properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

Proposals of Stockholders intended to be presented at the annual meeting of Stockholders to be held in 2004 must be received by the Company at its principal executive offices no later than December 12, 2003 for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Such proposals must meet the requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals. In addition, if a Stockholder wishes to bring business (including director nominations) before the annual meeting of Stockholders to be held in 2004 that is not the subject of a proposal timely submitted for inclusion in the Company's Proxy Statement, the Company's bylaws currently require that written notice of such business must be received by the Company's Secretary between February 15, 2004 and March 16, 2004. Such notice must meet the requirements of the Company's bylaws.

By Order of the Board of Directors,

/s/ Dennis Klimmek DENNIS KLIMMEK
Secretary

April 1, 2003
Lafayette, California

APPENDIX 1

BEDFORD PROPERTY INVESTORS, INC.

2003 EMPLOYEE STOCK PLAN

In order to attract and retain the services of qualified individuals for positions of responsibility and to secure for the Company the benefits of the incentives inherent in increased ownership of Common Stock by such individuals, the Company hereby authorizes grants of Stock Options, Stock Appreciation Rights and Restricted Stock to the officers, employees and consultants of the Company and its Subsidiaries. Any capitalized term used herein without definition in the section where first used shall have the meaning ascribed to such term in Section 12.

1.	Administration.

          (a)     Delegation to Committee. The Committee will be responsible for administering the Plan. The Committee will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Committee pursuant to the Plan shall be final and binding on all persons. The Committee shall not be liable for any action or determination made in good faith, and shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation and by-laws as such documents may be amended from time to time. The Committee shall have the full power and authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals and (ii) to make Awards in accordance with the Plan. The Committee shall have, in connection with the administration of the Plan, the powers delegated to it by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee's authority and responsibility have been delegated to it by the Board. The Board may modify or restrict its delegation of authority to the Committee, reallocate the responsibilities for administering the Plan among one or more persons, including the Board, and/or rescind the delegation to the Committee at any time and revest in itself the administration of the Plan.

          (b)     Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

          2.     Shares Available. Subject to the provisions of Section 9(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 1,500,000 shares (the "Limit"). The shares of Common Stock subject to the Plan may be authorized and unissued shares or reacquired shares, bought on the market or otherwise. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

(a) the number of Shares subject to outstanding Awards shall be charged against the Limit; and

(b) the Limit shall be increased by:

          (i)     the number of shares subject to an Award (or portion thereof), which lapses, expires or is otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares,

(ii) the number of shares subject to an Award (or portion thereof) which is reacquired or repurchased at cost by the Company prior to vesting;

(iii) the number of shares tendered to pay the exercise price of a Stock Option or other Award, and

(iv) the number of shares withheld from any Award or contributed by a Participant to satisfy a Participant's tax withholding obligations.

3. Eligible Individuals.

                (a)     Eligibility Criteria. Awards may be granted by the Committee to individuals ("Eligible Individuals") who are officers or other employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. Members of the Compensation Committee will not be permitted to receive Awards under the Plan.

                (b)     Maximum Number of Shares per Eligible Individual. Subject to the provisions of Section 9(b), in accordance with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Awards with respect to an aggregate of more than 150,000 shares of Common Stock in respect of any fiscal year of the Company. For purposes of the preceding sentence, any Award that is made as bonus compensation, or is made in lieu of compensation that otherwise would be payable to an Eligible Individual, shall be considered made in respect of the fiscal year to which such bonus or other compensation relates or otherwise was earned.

(c) Consultants.

          (i)     A Consultant shall not be eligible for the grant of a Stock Option if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (a) that such grant (x) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (y) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (b) that such grant complies with the securities laws of all other relevant jurisdictions.

          (ii)     Form S-8 generally is available to consultants and advisors only if (a) they are natural persons; (b) they provide bona fide services to the issuer, its parents, its majority owned subsidiaries; and (c) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

          4.     Awards Generally. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights and Restricted Stock. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the Award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Option or Stock Appreciation Right first becomes exercisable. The date of a Participant's termination of employment for any reason shall be determined in the sole discretion of the Committee. The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

5. Stock Options.

                (a)     Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option is granted to purchase the number of shares of Common Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, subject to the terms of the Award Agreement, upon satisfaction or payment of the exercise price or an irrevocable notice of exercise in the manner contemplated by Section 5(d) below, the number of shares of Common Stock in respect of which the Stock Option shall have been exercised. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. Incentive Stock Options may be granted only to Employees.

                (b)     Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement, provided that:

          (i)     the exercise price per share of each Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock on the date of grant. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code;

          (ii)     the exercise price per share of each Nonqualified Stock Option shall be no less than eighty-five percent (85%) of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Nonqualified Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code; and

          (iii)     a Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

                (c)     Option Term. The Committee shall fix the term of each Stock Option to be set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten years after the date the Stock Option is granted. Notwithstanding the foregoing a Ten Percent Shareholder shall not be granted an Incentive Stock Option unless such Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

                (d)     Method of Exercise. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid (i) by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars, (ii) by delivery of previously owned shares of Common Stock, (iii) by a combination thereof and, (iv) if the applicable Award Agreement so provides, in whole or in part through the withholding of shares subject to the Stock Option with a value equal to the exercise price. Unless otherwise specifically provided in the Award Agreement, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Payment of the exercise price in shares of Common Stock shall be made (i) by delivering to the Company the share certificate(s) representing the required number of shares, with the Participant signing his or her name on the back or by attaching executed stock powers (the signature of the Participant must be guaranteed in either case) or (ii) attesting to ownership of a sufficient number of shares of Common Stock. In addition to the exercise methods described above, a Participant may exercise a Stock Option through a procedure whereby the Participant delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Stock Option to a broker previously designated or approved by the Company, subject to such rules and procedures as the Committee may determine (for purposes of such a transaction the value of shares of the Common Stock shall be deemed to equal the Fair Market Value of the Common Stock on the date of exercise of the Stock Option).

              (e)     Limitation on Exercise. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

              (f)     Issuance of Shares. Subject to the foregoing conditions and the terms of the applicable Award Agreement, as soon as reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Stock Option for the number of shares with respect to which the Stock Option is exercised, the Company shall deliver to the Participant, at the principal office of the Company or at such other location as may be acceptable to the Company and the Participant, one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Shares sold in connection with a broker-assisted "cashless exercise" shall be delivered to the broker designated or appointed by the Company in the time and manner described in Section 5(d) above. Any such shares shall be fully paid and nonassessable.

              (g)     Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Stock Option (a "Beneficiary").

                (h)     Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option shall be transferable to the extent provided in the applicable Award Agreement. If the applicable Award Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Stock Option (a "Beneficiary").

          6.     Stock Appreciation Rights. Stock Appreciation Rights shall be subject to the terms and conditions established by the Committee in connection with the Award thereof and specified in the applicable Award Agreement. Upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, each Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Common Stock on the date of exercise over the Stock Appreciation Right exercise price specified in the applicable Award Agreement. The Stock Appreciation Right exercise price shall be determined by the Committee in its sole discretion at the time the Stock Appreciation Right is granted. In no event, however, may the exercise price per share be less than eighty-five percent (85%) of the Fair Market Value per underlying share of Common Stock on the grant date. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in shares of Common Stock, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Stock Option exercise. Unless the applicable Award Agreement otherwise provides, no Stock Appreciation Rights may be assigned, transferred, otherwise encumbered or disposed of by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Stock Appreciation Right (a "Beneficiary").

7. Restricted Stock Awards.

                (a)     Grant of Awards. The Committee may grant restricted stock bonus awards and restricted stock purchase awards ("Restricted Stock") under the Plan in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Restricted stock bonus awards may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The vesting of Restricted Stock granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

                (b)     Payment. Each Award Agreement with respect to a grant of Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such award. If a Participant makes any payment for Restricted Stock that does not vest, appropriate payment may be made to the grantee following the forfeiture of such award on such terms and conditions as the Committee may determine.

                (c)     Vesting and Forfeiture of Awards. Each Award Agreement with respect to a grant of Restricted Stock award shall set forth such terms and conditions as the Committee may determine regarding the vesting and forfeiture of Restricted Stock.

                (d)     Issuance of Shares. The Committee may provide that one or more certificates representing Restricted Stock shall be registered in the Participant's name and bear an appropriate legend specifying that such shares are not transferable, if applicable, and are subject to the terms and conditions of the Plan and the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine. Subject to the provisions of Section 11(f), as soon as practicable after any Restricted Stock vests, the Company shall issue or reissue to the Participant (or to the Participant's estate in the event of the Participant's death) one or more certificates for the Common Stock represented by such Award.

                (e)     Transferability of Restricted Stock. Unless the applicable Award Agreement otherwise provides, no Restricted Stock may be assigned, transferred, otherwise encumbered or disposed of by the Participant until such Restricted Stock has vested in accordance with the terms of such award.

8. Change in Control.

                Anything in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Company, any Awards outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested.

9. Recapitalization or Reorganization.

                (a)     Authority of the Company and Stockholders. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                (b)     Change in Capitalization. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, reincorporation, merger, consolidation, stock split, spinoff, dividend in property other than cash, liquidating dividend, combination or exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (a "Change in Capitalization"), (i) such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of securities authorized to be awarded under the Plan, the number of securities covered by each outstanding Stock Option and the exercise prices in respect thereof and the number of securities covered by future Stock Option grants and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion. (The conversion of any convertible securities of the Company shall not be treated as a transaction "not involving the receipt of consideration" by the Company.)

                (c)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Award will vest and become exercisable on a date prior to the consummation of the proposed action that is reasonably sufficient to enable the Participants to exercise their Awards.

10. Termination and Amendment of the Plan.

                 (a)     Termination. The Plan shall terminate upon the first to occur of (i) the adoption of a resolution of the Board terminating the Plan or (ii) March 12, 2013 (the "Termination Date"). Following the Termination Date, no further grants of Awards shall be made pursuant to the Plan.

                 (b)     General Power of Board/Committee. Notwithstanding anything herein to the contrary, the Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided further that the Board may not, without stockholder approval, increase the maximum number of shares issuable under the Plan except as provided in Section 9(b) above.

                 (c)     When Participants' Consents Required. Neither the Board nor the Committee may alter, amend, suspend, or terminate the Plan without the consent of any Participant to the extent that such action would adversely affect his or her rights with respect to Awards that have previously been granted.

                 (d)     Contemplated Amendments. It is expressly contemplated that the Board or Committee may amend the Plan in any respect the Board or Committee deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

                 (e)     Amendment of Awards. The Board or Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

11. Miscellaneous.

                 (a)      Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

                 (b)     No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon the Participant any right to continued employment or a continued consulting relationship with the Company or any Affiliate, as the case may be, or interfere in any way with the right of the Company or an Affiliate to terminate the employment or consulting relationship of any Participant at any time and for any reason, with or without cause.

                 (c)     Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

                 (d)     Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

                 (e)     Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

                 (f)     Securities Law Restrictions. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Participant (i) has knowledge and experience in financial and business matters and/or employs a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he/she is capable of evaluating, alone or together with the purchaser representative , the merits and risks of exercising the Award; and (ii) is acquiring the shares for investment and not with a view to the distribution thereof. The foregoing requirements, and any assurances given pursuant to such requirements, shall generally be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

(g) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

                 (h)     Tax Withholding. Where applicable, upon the exercise or vesting of an Award, the Company shall be entitled to require as a condition to delivery of Common Stock or cash that a Participant remit, or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all federal, state and local withholding and employment tax requirements relating to such exercise or vesting. A Participant may satisfy the federal, state and local withholding and employment tax obligations relating to the Participant's exercise of the Award or the Award's vesting (and the Company's withholding obligations) to the extent permitted under rules and regulations adopted by the Committee and in effect at the time of such exercise or vesting by any of the following means: (i) tendering a cash payment; (ii) electing to have the Company withhold shares of Common Stock from the shares of Common Stock otherwise to be delivered upon the exercise or vesting of an Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) electing to deliver to the Company shares of Common Stock owned separately by the Participant. In such case, the Common Stock withheld or the Common Stock surrendered will be valued at the Fair Market Value on the date of exercise or vesting determined in accordance with the Plan.

                 (i)     Loans. On such terms and conditions as shall be approved by the Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan; provided, however, that pursuant to Section 402 of the Sarbanes-Oxley Act of 2002, no loans shall be made to executive officers or directors of the Company.

                 (j)     Stockholder Rights. A Participant shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option or a Stock Appreciation Right until a certificate evidencing such shares shall have been issued to the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

(k) Compliance with Rule 16b-3.

          (i)     The Plan is intended to comply with Rule 16b-3 under the Exchange Act or any successor provisions and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

          (ii)     Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

                 (l)      Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

                 (m)      Governing Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts of law principles.

12. Definitions.

                (a)     "Affiliate" means generally with respect to the Company, any entity directly, or indirectly through one or more intermediaries, controlling or controlled by (but not under common control with) the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) "Annual Meeting" means an annual meeting of the Company's stockholders.

(c) "Award" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights or Restricted Stock.

                 (d)     "Award Agreement" means a written agreement or certificate granting an Award. An Award Agreement shall be executed by an officer on behalf of the Company and shall contain such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan. The Committee may in its discretion require that the Participant to whom the relevant Award is made execute an Award Agreement.

(e) "Board" means the Board of Directors of the Company.

(f) "Change in Control" shall mean the occurrence of any of the following:

          (i)     any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (other than (A) AEW Capital Management, (B) the Company or any of its Subsidiaries or (C) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any of its subsidiaries), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;

          (ii)     during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (¾) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

          (iii)     there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company, in which the voting securities of the Company owned by the stockholders of the Company immediately prior to such reorganization, merger, consolidation or other corporate transaction do not represent, after conversion if applicable, more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such reorganization, merger, consolidation or other corporate transaction; provided that any person who (1) was a beneficial owner (within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act) of the voting securities of the Company immediately prior to such reorganization, merger, consolidation or other corporate transaction, and (2) is a beneficial owner of more than twenty percent (20%) of the securities of the Company immediately after such reorganization, merger, consolidation or other corporate transaction, shall be excluded from the list of "stockholders of the Company immediately prior to such reorganization, merger, consolidation or other corporate transaction for purposes of the preceding calculation);

          (iv)     The direct or indirect acquisition of beneficial ownership of at least fifty percent (50%) percent of the voting securities of the Company by a person or group of related persons (as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act); provided that "person or group of related persons" shall not include the Company, a Subsidiary, or an employee benefit plan sponsored by the Company or a Subsidiary (including any trustee of such plan acting as trustee).

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions (i) immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions; or

(v) all or substantially all of the assets of the Company are sold, liquidated or distributed to a person or related group which is not an Affiliate of the Company.

(g) "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

(h) "Committee" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan.

(i) "Common Stock" means the common stock of the Company, par value $0.02 per share.

(j) "Company" means Bedford Property Investors, Inc., a Maryland corporation, or any successor to substantially all of its business.

                 (k)     "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

                 (l)     "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(m) "Director" means a member of the Board.

(n) "Effective Date" means May 13, 2013.

(o) "Employee" means an employee of the Company or a Subsidiary.

(p) "Eligible Individuals" means the individuals described in Section 3 who are eligible for Awards under the Plan.

(q) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder.

(r) "Fair Market Value" means the value of Common Stock determined as follows:

          (i)     If the Common Stock is listed on the New York Stock Exchange or any other established stock exchange or a national market system (including without limitation the NASDAQ National Market), its Fair Market Value shall be the mean between the high and low sales prices for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) for the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

          (ii)     If the Common Stock is regularly quoted on the NASDAQ system (but not on the NASDAQ National Market) or quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination.

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

                 (s)     "Incentive Stock Option" means a Stock Option that is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

                (t)     "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

(u) "Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

                (v)     "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

(w) "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

(x) "Plan" means the Bedford Property Investors, Inc. 2003 Employee Stock Plan.

(y) "Restricted Stock" means an Award to receive a specified number of shares of Common Stock granted to an Eligible Individual pursuant to Section 7 hereof.

(z) "Securities Act" means Securities Act of 1933, as amended, and the applicable rules and regulations promulgated thereunder.

(aa) "Stock Appreciation Right" means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 6 hereof.

(bb) "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 5 hereof.

(cc) "Subsidiary" means any corporation that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company.

                 (dd)     "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

          13.     Effective Date. The Plan shall become effective as of the Effective Date, subject to the approval thereof by the stockholders of the Company at the next Annual Meeting of stockholders to be held on or about May 13, 2003.

APPENDIX 2

[Form of Amended and Restated Charter]

ARTICLE I

INCORPORATOR

On June 29, 1993, James J. Hanks, Jr., whose address is 300 East Lombard Street, Baltimore, Maryland 21202, at the time being at least 18 years of age, formed the Corporation under the general laws of the State of Maryland.

ARTICLE II

NAME

The name of the Corporation is Bedford Property Investors, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"), for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, "REIT" means a real estate investment trust as defined under Sections 856 through 860 of the Code.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The post office address of the principal office of the Corporation in the State of Maryland is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202, Attention: James J. Hanks, Jr. The name and address of the resident agent of the Corporation in the State of Maryland is James J. Hanks, Jr., c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is an individual residing in the State of Maryland.

ARTICLE V

STOCK

Section 1. Authorized Shares.

The total number of shares of stock which the Corporation has authority to issue is 60,000,000 shares, of which 50,000,000 shares are shares of Common Stock, $0.02 par value per share ("Common Stock"), and 10,000,000 shares are shares of Preferred Stock, $0.01 par value per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having a par value is $1,100,000.

Section 2. Common Stock.

Each share of Common Stock shall entitle the holder thereof to one vote.

Section 3. Preferred Stock.

The Preferred Stock may be issued, from time to time, in one or more series as is authorized by the board of directors of the Corporation (the "Board of Directors"). Prior to issuance of shares of each series, the Board of Directors by resolution shall designate that series to distinguish it from all other series and classes of stock of the Corporation, shall specify the number of shares to be included in the series and shall set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption. Subject to the express terms of any other series of Preferred Stock outstanding at the time and notwithstanding any other provisions of the charter of the Company (the "Charter"), the Board of Directors may increase or decrease the number of shares of, or alter the designation or classify or reclassify, any unissued shares of any series of Preferred Stock by setting or changing, in any one or more respects, from time to time before issuing the shares, the terms, preferences, conversion of other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of any series of Preferred Stock.

Section 4. Charter and Bylaws.

All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the bylaws (as amended from time to time, the "Bylaws") of the Corporation.

ARTICLE VI

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 1. Number.

The number of directors of the Corporation initially shall be five, which number may be increased or decreased pursuant to the Bylaws of the Corporation; provided, however, that (a) if there is stock outstanding and so long as there are three or more stockholders, the number of directors shall never be less than three and (b) if there is stock outstanding and so long as there are less than three stockholders, the number of directors may not be less than the number of stockholders.

Section 2. Extraordinary Actions.

Except as otherwise herein specifically provided, notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action shall be effective and valid if taken or authorized by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 3. Authorization by Board of Stock Issuance.

The Board of Directors of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws of the Corporation or in the general laws of the State of Maryland.

Section 4. Preemptive Rights.

Except as may be provided by the Board of Directors in authorizing the issuance of shares of Preferred Stock pursuant to Article V, Section 3, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the stock of the Corporation or any other security of the Corporation which it may issue or sell.

Section 5. Indemnification.

The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a preceding to, (a) any individual who is a present or former director, officer or employee of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Corporation shall have the power, with the approval of its Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 6. Related Party Transactions.

Without limiting any other procedures available by law or otherwise to the Corporation, the Board of Directors may authorize any agreement or other transaction with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the directors or officers of the Corporation may be a party to any such agreement or an officer, director, stockholder or member of such other party, and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if the existence is disclosed or known to the Board of Directors, and the contract or transaction is approved by the affirmative vote of a majority of the disinterested directors, even if they constitute less than a quorum of the Board. Any director of the Corporation who is also a director, officer, stockholder or member of such other entity may be counted in determining the existence of a quorum at any meeting of the Board of Directors considering such matter.

Section 7. Determinations by Board.

The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter of the Corporation and in the absence of (a) actual receipt of an improper benefit in money, property or services or (b) an adverse judgment or other final adjudication based on a finding that an act or failure to act was the result of active and deliberate dishonesty and was material to the cause of action being adjudicated, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distribution on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

Section 8. Reserved Powers of Board.

The enumeration and definition of particular powers of the Board of Directors included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the Charter of the Corporation, or construed or deemed by inference or otherwise in an any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of Maryland as now or hereafter in force.

Section 9. REIT Qualification.

The Board of Directors shall use its reasonable best efforts to cause the Corporation and its stockholders to qualify for federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Corporation as a REIT; provided, however, that if the Board of Directors determines that it is no longer in the best interests of the Corporation for it to continue to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 1. Definitions.

For the purpose of this Article VII, the following terms shall have the following meanings:

7.1.1.	Aggregate Stock Ownership Limit.

The term "Aggregate Stock Ownership Limit" shall mean not more than 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

7.1.2.	Beneficial Ownership.

The term "Beneficial Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

7.1.3.	Business Day.

The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

7.1.4.	Capital Stock.

The term "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

7.1.5.	Charitable Beneficiary.

The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

7.1.6.	Charter.

The term "Charter" shall mean the charter of the Corporation, as that term is defined in the MGCL.

7.1.7.	Code.

The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

7.1.8.	Common Stock Ownership Limit.

The term "Common Stock Ownership Limit" shall mean not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

7.1.9.	Constructive Ownership.

The term "Constructive Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner", "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

7.1.10.	Excepted Holder.

The term "Excepted Holder" shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 7.2.7.

7.1.11.	Excepted Holder Limit.

The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7, and subject to adjustment pursuant to Section 7.2.8:

(a) for Peter B. Bedford, 15% of the lesser of the number or value of the outstanding shares of Common Stock, and

(b) for other, subsequently designated Excepted Holders, as to any class or series of the outstanding Capital Stock, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

7.1.12.	Initial Date.

The term "Initial Date" shall mean September 13, 1995.

7.1.13.	Market Price.

The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The "Closing Price" on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors of the Corporation.

7.1.14.	MGCL.

The term "MGCL" shall mean the Maryland General Corporation Law, as amended from time to time.

7.1.15.	NYSE.

The term "NYSE" shall mean the New York Stock Exchange.

7.1.16.	Person.

The term "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

7.1.17.	Prohibited Owner.

The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

7.1.18.	REIT.

The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

7.1.19.	Restriction Termination Date.

The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Corporation determines pursuant to Article VI, Section 9 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

7.1.20.	Transfer.

The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

7.1.21.	Trust.

The term "Trust" shall mean any trust provided for in Section 7.3.1.

7.1.22.	Trustee.

The term "Trustee" shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 2. Capital Stock.

7.2.1.	Ownership Limitations.

During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i)

(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)

No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)

Notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated interdealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b)	Transfer in Trust.

If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

(i)

then that number of shares of the Capital Stock, the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded to the nearest whole shares), shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii)

if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

7.2.2.	Remedies for Breach.

If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

7.2.3.	Notice of Restricted Transfer.

Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a), or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.

7.2.4.	Owners Required to Provide Information.

From the Initial Date and prior to the Restriction Termination Date:

(a)

every owner of more than 9.8% (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Capital Stock Ownership Limit.

(b)

each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

7.2.5.	Remedies Not Limited.

Subject to Article VI, Section 9 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

7.2.6.	Ambiguity.

In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3, or any definition contained in Section 7.1, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

7.2.7.	Exceptions.

(a)

Subject to Section 7.2.1(a)(ii), the Board of Directors of the Corporation, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)

the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain (to the extent practicable and prudent) that no individual's Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);

(ii)

the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain (to the extent practicable and prudent) that such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and

(iii)

such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b)

Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)

Subject to Section 7.2.1(a) (ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)

The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

7.2.8.	Increase in Aggregate Stock Ownership and Common Stock Owner Limits.

The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

7.2.9.	Legend.

Each certificate for shares of Capital Stock issued or reissued after , 2003 shall bear the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation's Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Section 3. Transfer of Capital Stock in Trust.

7.3.1.	Ownership in Trust.

Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

7.3.2.	Status of Shares Held by the Trustee.

Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

7.3.3.	Dividend and Voting Rights.

The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid with respect to such shares of Capital Stock to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of stockholders.

7.3.4.	Sale of Shares by Trustee.

Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

7.3.5.	Purchase Right in Stock Transferred to the Trustee.

Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

7.3.6.	Designation of Charitable Beneficiaries.

By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Charter, of any shares of outstanding stock. Any amendment to the Charter of the Corporation shall be valid only if such amendment shall have been approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. All rights and powers conferred by the Charter of the Corporation on stockholders, directors and officers are granted subject to this reservation.

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors, officers and employees, no director, officer or employee of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or the Bylaws of the Corporation inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

APPENDIX 3

Charter of the Audit Committee
of the Board of Directors
of Bedford Property Investors, Inc.

December 12, 2002

Purpose

The Audit Committee (the "Committee") shall:

  Provide assistance to the Board of Directors of Bedford Property Investors, Inc. (the "Corporation") in fulfilling its responsibility to the shareholders, potential shareholders and investment community with respect to its oversight of:

– The quality and integrity of the corporation's financial statements;

– The corporation's compliance with legal and regulatory requirements;

– The independent auditor's qualifications and independence; and

– The performance of the corporation's internal audit function and independent auditors.

Prepare the report that SEC rules require be included in the corporation's annual proxy statement.
STRUCTURE AND OPERATIONS

Composition and Qualifications

          The Committee shall be comprised of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under the rules of the New York Stock Exchange, Inc. and the Sarbanes-Oxley Act. No member of the Committee may serve on the audit committee of more than three public companies, including the corporation, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement.

          All members of the Committee shall have a working familiarity with basic finance and accounting practices (or acquire such familiarity within a reasonable period after his or her appointment) and at least one member must be a "financial expert" under the requirements of the Sarbanes-Oxley Act. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the corporation or by an outside consultant.

          No member of the Committee shall receive compensation other than (i) director's fees for service as a director of the corporation, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the corporation.

Appointment and Removal

          The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

          Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Meetings

          The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management quarterly to review the corporation's financial statements in a manner consistent with that outlined in Section IV of this Charter. The Chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

          All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, management of the corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Responsibilities and Duties

          The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

          The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

          The Committee shall be given full access to the corporation's internal audit group, Board of Directors, corporate executives and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors.

          Notwithstanding the foregoing, the Committee is not responsible for certifying the corporation's financial statements or guaranteeing the auditor's report. The fundamental responsibility for the corporation's financial statements and disclosures rests with management and the independent auditors.

Documents / Reports Review

1.

Review with management and the independent auditors prior to public dissemination the corporation's annual audited financial statements and quarterly financial statements, including the corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

2.

Review and discuss with management and the independent auditors the corporation's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the corporation may provide earnings guidance.

3.

Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the corporation's by-laws and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

Independent Auditors

4.	Retain and terminate independent auditors and approve all audit engagement fees and terms.

5.	Inform each registered public accounting firm performing work for the Corporation that such firm shall report directly to the Committee.

6.

Oversee the work of any registered public accounting firm employed by the Corporation, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

7.	Approve in advance any significant audit or non-audit engagement or relationship between the corporation and the independent auditors, other than "prohibited non-auditing services".

The following shall be "prohibited non-auditing services"; (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor audit services if (i) the aggregate amount of all such non-audit services provided to the Corporation constitutes not more than five percent of the total amount of revenues paid by the corporation to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the corporation at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee Who are members of the Board to whom authority to grant such approvals has been delegated by the Committee. The Committee may delegate to one or more of its members the authority to approve in advance all significant audit or non-audit services to be provided by the independent auditors So long as it is presented to the full Committee at a later time.

8.	Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

  Obtain and review a report by the corporation's independent auditor describing: (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditor's independence, all relationships between the independent auditor and the corporation.

  Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

  Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Corporation in each of the five previous fiscal years of that Corporation.

  Take into account the opinions of management and the corporation's internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

9.

In consultation with the independent auditors, management and the internal auditors, review the integrity of the corporation's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding: (i) all critical accounting policies and practices to be used by the corporation; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial intonation within generally accepted accounting principles that have been discussed with the corporation's management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the corporation's selection or application of accounting principles; (iv) major issues as to the adequacy of the corporation's internal controls and any specific audit steps adopted in light of material control deficiencies; and (v) any other material written communications between the independent auditor and the corporation's management.

10.	Review periodically the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the corporation.

11.

Review with the independent auditor (i) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (ii) management's responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" as immaterial or otherwise, (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the corporation.

12.	Review and discuss with the independent auditor the responsibilities, budget and staffing of the corporation's internal audit function.

Legal Compliance / General

13.	Review periodically, with the corporation's counsel, any legal matter that could have a significant impact on the corporation's financial statements.

14.

Discuss with management and the independent auditors the corporation's guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

15.

Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any registered public accounting firm may not provided audit services to the Corporation if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Corporation was employed by the registered public accounting firm and participated in the audit of the corporation within one year of the initiation of the current audit.

16.

Establish procedures for: (i) the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential anonymous submission by employees of the Corporation of Concerns regarding questionable accounting or auditing matters.

Reports

17.	Prepare all reports required to be included in the corporation's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

18.	Report regularly to the full Board of Directors including:

(i)

with respect to any issues that arise with respect to the quality or integrity of the corporation's financial statements, the corporation's compliance with legal or regulatory requirements, the performance and independence of the corporation's independent auditors or the performance of the internal audit function;

(ii) following all meetings of the Committee; and

(iii) with respect to such other matters as are relevant to the Committee's discharge of its responsibilities.

The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

19.	Maintain minutes or other records of meetings and activities of the Committee.

Annual Performance Evaluation

          The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including a review of the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

X	Please mark your votes as in this example.

The Board of Directors unanimously recommends a vote FOR the election of the nominees for director and FOR proposals 2, 3, and 4.

1. Election of Directors (See list to the right)	FOR ☐	WITHHELD ☐	Nominees: 01. Peter B. Bedford 02. Anthony Downs 03. Anthony M. Frank 04. Thomas H. Nolan Jr. 05. Martin I. Zankel, Esq.
2. Proposal to approve the 2003
    Employee  Stock Plan.

3. Proposal to approve the amendment
    and  restatement of the Charter

4. Proposal to ratify the appointment
    of PricewaterhouseCoopers LLP
    as independent accountants for the
				fiscal year ending December 31, 2003.	FOR ☐ ☐ ☐	AGAINST ☐ ☐ ☐	ABSTAIN ☐ ☐ ☐
For, except vote withheld from the following nominee(s):

				Check this box if you have comments or a change of address and use the back of this card.		☐
				Check this box if you wish to attend and vote at the meeting.		☐

SIGNATURE(S)                                                                             _________                                                       DATE                      ____                         _____

NOTE:	Your signature should conform with your name as printed above. If signing as attorney, executor, administrator, trustee or guardian, please give your full title. If stock is owned by a partnership or corporation, please indicate your capacity in signing the proxy. If stock is held in joint partnership, all co-owners must sign. Please sign, date, and return promptly.

Detach Proxy Card Here If You Are Voting by Mail and Return in Enclosed Envelope

BEDFORD PROPERTY INVESTORS, INC. - ANNUAL MEETING - MAY 15, 2003

BEDFORD OFFERS PHONE OR INTERNET VOTING
24 hours a day, 7 days a week

On a touch-tone phone, call toll-free 1-877-779-8683. You will hear these instructions:
➢	Enter the last four digits from your social security number.
➢	Enter the control number from the box above, just below the perforation.
➢	You will then have two options:
OPTION 1: To vote as the Board of Directors recommends on all four proposals; or
OPTION 2: to vote on each proposal separately.
➢	Your vote will be repeated to you and you will be asked to confirm it.
Log onto the Internet and type: http://www.epoxyvote.com/bed
➢	Have your proxy card ready and follow the instructions.
➢	You will be able to elect to receive future mailings via the Internet.
Your electronic vote authorizes the proxies named on the reverse of this card to vote your shares as if you had marked, signed, dated and returned the proxy card.

If you have voted by phone or Internet, please do not return the proxy card.
THANK YOU FOR VOTING!

P	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BEDFORD PROPERTY INVESTORS, INC.
R O X Y	The undersigned, whose signature appears on the reverse, hereby appoints DENNIS KLIMMEK and HANH KIHARA, and each of them, proxies with full power of substitution for and in the name of the undersigned to vote all the shares of Common Stock of Bedford Property Investors, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 15, 2003, and at any and all adjournments thereof, on all matters that may properly come before the meeting.

Your shares will be voted as directed on this card. If signed and no direction is given for any proposal, it will be voted in favor of proposals 1, 2, 3, and 4.

To vote by telephone or Internet, please see the reverse of this card. To vote by mail, please sign and date this card on the reverse, tear off at the perforation, and mail promptly in the enclosed postage-paid envelope.

If you have any comments or a change of address, mark the appropriate box on the reverse side and use the following space:

YOUR VOTE IS IMPORTANT. BY RETURNING YOUR VOTING INSTRUCTIONS PROMPTLY, YOU CAN
AVOID THE INCONVENIENCE OF RECEIVING FOLLOW-UP MAILING PLUS HELP
THE COMPANY AVOID ADDITIONAL EXPENSES.

Detach Proxy Card Here If You Are Voting by Mail and Return in Enclosed Envelope